NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Allspring Discovery Fund	NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT Amundi Multi Sector Bond Fund	NVIT J.P. Morgan Innovators Fund
NVIT AQR Large Cap Defensive Style Fund	NVIT J.P. Morgan Large Cap Growth Fund
NVIT BlackRock Equity Dividend Fund	NVIT J.P. Morgan U.S. Equity Fund
NVIT BNY Mellon Core Plus Bond Fund	NVIT J.P. Morgan US Technology Leaders Fund
NVIT BNY Mellon Dynamic U.S. Core Fund	NVIT Jacobs Levy Large Cap Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	NVIT Jacobs Levy Large Cap Growth Fund
NVIT Bond Index Fund	NVIT Loomis Core Bond Fund (formerly, NVIT Core Bond Fund)
NVIT Calvert Equity Fund	NVIT Loomis Short Term Bond Fund
NVIT Columbia Overseas Value Fund	NVIT Mid Cap Index Fund
NVIT DoubleLine Total Return Tactical Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Emerging Markets Fund	NVIT Multi-Manager Small Company Fund
NVIT Federated High Income Bond Fund	NVIT NS Partners International Focused Growth Fund
NVIT Government Bond Fund	NVIT Real Estate Fund
NVIT Government Money Market Fund	NVIT S&P 500 Index Fund
NVIT International Equity Fund	NVIT Small Cap Index Fund
NVIT International Index Fund	NVIT Victory Mid Cap Value Fund (formerly, NVIT
NVIT Invesco Small Cap Growth Fund (formerly,	Multi-Manager Mid Cap Value Fund)
NVIT Multi-Manager Small Cap Growth Fund)

Supplement dated January 17, 2025

to the Statement of Additional Information (“SAI”) dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT J.P. Morgan Digital Evolution Strategy Fund (the “Fund”)

Effective immediately, the following replaces the information regarding the Fund under the heading “Investment Advisory and Other Services – Limitation of Fund Expenses” beginning on page 70 of the SAI:

•	NVIT J.P. Morgan Digital Evolution Strategy Fund to 0.56% until April 30, 2026

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE